Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2021 CNY (¥)	Feb. 28, 2021 USD ($)	Feb. 29, 2020 CNY (¥)	Feb. 29, 2020 USD ($)	Feb. 28, 2019 CNY (¥)
Deferred tax assets:
Less: valuation allowance	¥ (6,301)	$ (973)	¥ (3,064)	$ (473)	¥ (1,599)
State Administration of Taxation, PRC | Foreign Tax Authority
Deferred tax assets:
Net operating loss carry-forward	4,440	686	3,578
Advertising expenses	3,019	466	2,982
Rental	2,701	417	2,744
Accrued expenses	12,048	1,861	6,748
Property and equipment, net	102	16	213
Allowance for doubtful accounts	244	38	244
Less: valuation allowance	(6,301)	(973)	(3,064)
Total deferred tax assets	16,253	2,511	13,445
Deferred tax liabilities:
Intangible assets	1,673	258	2,136
Total deferred tax liabilities	¥ 1,673	$ 258	¥ 2,136